Exhibit  99.2
MARTIN  J.  BRILL  (State  Bar  No.  53220)
ROBYN  B.  SOKOL  (State  Bar  No.  159506)
ROBINSON,  DIAMANT  &  BRILL
A  Professional  Corporation
1888  Century  Park  East,  Suite  1500
Los  Angeles,  California  90067
Telephone:  (310)  277-7400
Telecopier:  (310)  277-7584


Attorneys  for  DIGITAL  TECHNOLOGIES  MEDIA
GROUP,  INC.,  DEBTOR  AND  DEBTOR-IN-POSSESSION

                         UNITED STATES BANKRUPTCY COURT
                         CENTRAL DISTRICT OF CALIFORNIA
                          SAN FERNANDO VALLEY DIVISION


In re                              Bk. No. SV 99-10944-GM

DIGITAL TECHNOLOGIES MEDIA         Chapter 11
GROUP, INC., a Delaware
corporation,                       ORDER AUTHORIZING:  (1)
                                   OBTAINING OF CREDIT PURSUANT TO
          Debtor and Debtor In     BANKRUPTCY CODE SECTIONS 364(B)
          Possession.              AND (F) THROUGH THE ISSUANCE OF
                                   DEBTOR'S NOTES; AND (2) THE
                                   PURCHASE OF DATANET INFORMATION
                                   SYSTEMS, INC.

                                   DATE:  JANUARY 19, 2000
                                   TIME:  10:00 A.M.
                                   PLACE: COURTROOM "303
                                   WOODLAND HILLS, CA

     At the above date, time and courtroom, a hearing on the "MOTION BY DEBTOR FOR AN ORDER AUTHORIZING: (1) OBTAINING OF CREDIT PURSUANT TO BANKRUPTCY CODE SECTIONS 364(B) AND (F) THROUGH THE ISSUANCE OF DEBTOR'S NOTES; AND (2) THE PURCHASE OF DATANET INFORMATION SYSTEMS, INC." (THE "MOTION"), filed by Digital Technologies Media Group, Inc., a Delaware Corporation (the "Debtor"), was conducted by the United States Bankruptcy Court, the Honorable Geraldine Mund, presiding. Martin J. Brill of Robinson, Diamant & Brill, A Professional Corporation, appeared on behalf of the Debtor, Sandra W. Lavigna appeared on behalf of the Securities and Exchange Commission and MaryAnne Wilsbacher appeared on behalf of the United States Trustee.

     The Court, having read and considered the Motion and all responsive pleadings and having heard and considered the arguments of counsel,
     IT IS HEREBY ORDERED that the Motion is approved in its entirety; IT IS FURTHER ORDERED that the Debtor is authorized to obtain financing in an amount not to exceed $310,000 through the issuing of Debtor's Notes in the form attached to the Motion as Exhibit "4" (the "Debtor Note(s)") and incorporated herein by this reference subject to the following conditions:
     (a) The issuance of the Debtor Notes is limited to thirty-six (36) investors; and
     (b) subsequent to January 19, 2000 no investments in an amount less than $3,000 will be accepted.
     IT IS FURTHER ORDERED that the Debtor is authorized to purchase DataNet Information Systems, Inc. in exchange for 100,000 shares of the Debtor's Class A Preferred Stock, $100,000 plus a cash infusion of at least $1,000,000 over the next two years; and
///
///
///
///
///

     IT IS FURTHER ORDERED that the Debtor is authorized to execute the necessary documents to facilitate the approved purchase of DataNet Information Systems, Inc.

DATED:  January  __,  2000                ______________________________
                                                 GERALDINE  MUND
                                         United  States  Bankruptcy  Judge


PRESENTED  BY:

ROBINSON,  DIAMANT  &  BRILL
A  Professional  Corporation



By  _________________________________
           ROBYN  B.  SOKOL
Attorneys  for  Digital  Technologies
          Media  Group,  Inc.

                                PROOF OF SERVICE

     I,  Jill  Selkowitz,  declare:

     I am employed by the law firm of Robinson, Diamant & Brill, LLP, in the County of Los Angeles, State of California. I am employed in the office of a member of the bar of this court at whose direction the service was made. I am over the age of 18 years and am not a party to the within action. My business address is 1888 Century Park East, Suite 1500, Los Angeles, California 90067.

     On  June  ___,  2000,  I served the following documents: ORDER AUTHORIZING:
(1)  OBTAINING  OF  CREDIT  PURSUANT  TO BANKRUPTCY CODE SECTIONS 364(B) AND (F)
THROUGH THE ISSUANCE OF DEBTOR'S NOTES; AND (2) THE PURCHASE OF DATANET INFORMATION SYSTEMS, INC. on the interested parties addressed as follows:

Maryanne  Wilsbacher,  Esq.
United  States  Trustee
221  N.  Figueroa  St.,  Suite  800
Los  Angeles,  CA  90012

Request  for  Special  Notice
-----------------------------
Sandra  W.  Lavigna,  Esq.
S.E.C.
5670  Wilshire  Blvd.,  11th  Floor
Los  Angeles,  CA  90036

(By Mail) I placed the document for collection and deposit in the mail. I am familiar with this firm's practice for the collection and processing of correspondence for mailing. Under that practice, the document would be placed in a sealed envelope and deposited with the U.S. Postal Service on that same day with postage thereon fully prepaid at 1888 Century Park East, Los Angeles, California, in the ordinary course of business. The documents served were placed in sealed envelopes and placed for collection and mailing following ordinary business practices.

     I declare under penalty of perjury under the laws of the State of California and of the United States of America that the foregoing is true and correct.

     Executed  on  June  ___,  2000,  at  Los  Angeles,  California.



                                       __________________________________
                                       Jill  Selkowitz

                                  SERVICE LIST
                                  ------------



Maryanne  Wilsbacher,  Esq.
United  States  Trustee
221  N.  Figueroa  St.,  Suite  800
Los  Angeles,  CA  90012

Request  for  Special  Notice
-----------------------------
Sandra  W.  Lavigna,  Esq.
S.E.C.
5670  Wilshire  Blvd.,  11th  Floor
Los  Angeles,  CA  90036

Robyn  B.  Sokol,  Esq.
Robinson,  Diamant  &  Brill,  PC
1888  Century  Park  East,  Suite  1500
Los  Angeles,  CA   90067

                         UNITED STATES BANKRUPTCY COURT
                         CENTRAL DISTRICT OF CALIFORNIA
                          SAN FERNANDO VALLEY DIVISION


In re                        Bk. No. SV 99-10944-GM

DIGITAL TECHNOLOGIES MEDIA   Chapter 11
GROUP, INC.
                             DEBTOR IN POSSESSION 10%
                             ------------------------
Debtor.                      PROMISSORY NOTE
                             ------------------------


I.D. No. 87-0269260

Debtor's address:
 2660 Townsgate Rd.
 Ste 725
 Westlake Village, CA 91361

---------------------------

                                     EXHIBIT


     This promissory note (the "Note") is issued under and pursuant to the Order (the "Order") of the Bankruptcy Court in the above-captioned case (the "Bankruptcy Court") authorizing the undersigned, Digital Technologies, Inc., debtor and debtor in possession in the above-captioned case (the "Company"), to obtain credit under Bankruptcy Code sections 364(b) and 364(f), and is intended to evidence the indebtedness authorized by said Order to be incurred by the undersigned, the Company.

     NOW, THEREFORE, the undersigned, the Company, for value received, hereby promises to pay _______________________________ (the "Holder") at the Holder's
principal place of business, in lawful money of the United States of America and in immediately available or same day funds, the principal amount of _____ ______________________________ ($_______), together with interest calculated on a daily basis at a rate of ten percent (10%) per annum on the principal amount remaining unpaid under this Note commencing from the date hereof until the principal amount and all accrued interest under this Note shall be paid in full. So long as the Company continues to operate under chapter 11 and the case is not dismissed or converted to a chapter 7 liquidation, or a trustee of any kind is not appointed to operate the Company's business or administer the Company's estate, all principal and accrued interest payable hereunder shall be due and payable one year from the date said obligation is incurred, and no payments of amounts owing under this Note shall be made until such time. In the event the Company's chapter 11 case is dismissed or converted to a chapter 7 liquidation, or a trustee of any kind is appointed to operate the Company's business or administer the Company's estate or if the Debtor's First Amended Plan of Reorganization is rejected and not confirmed, all obligations under this note shall become immediately due and payable.

     The Holder hereof shall not by any act or omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver shall be in writing and signed by the holder hereof, and then only to the extent specifically set forth therein.

     The obligations payable under this Note constitute priority claims pursuant to Bankruptcy Code sections 364(b), having priority equal to other administrative claims of the kind specified in Bankruptcy Code section 503(b) and 507(a). The Company hereby covenants and agrees (i) not to encumber any property of the estate with liens or security interests not in existence as of the date of the Order and (ii) not to incur any indebtedness senior in priority to the indebtedness represented by any of the notes issued or to be issued pursuant to the Order.

     This Note applies, inures to the benefit of, and binds the successors and assigns of the Company and the Holder hereof.

     The Holder hereof shall be unable to transfer this Note absent registration of this Note under the Securities Act of 1933 and applicable state law, or absent an exemption from such registration requirements. To the extent a transfer is to be made pursuant to such an exemption, this Note is transferable only on the Note Register of the Company, upon surrender of this Note for transfer to the Note Registrar duly endorsed for transfer by the registered Holder hereof or accompanied by a written instrument of transfer duly executed by the registered Holder hereof (or its attorney-in-fact) in form satisfactory to the Note Registrar. Upon such presentment to the Note Registrar for transfer, one of more new Notes for the same aggregate principal amount will be issued to the designated transferee or transferees.

     On or after the Effective Date of the Debtor's First Amended Plan of Reorganization("Plan"), the Holder hereof may elect to convert this Note at a ratio of four Units of Reorganized Debtor's Securities (as defined in the Plan) per face value dollar owed under this Note. "Units of Reorganized Debtor's Securities" are defined as follows under the Plan: Securities of the Reorganized Debtor consisting of one (1) share of common stock of the Reorganized Debtor and one (1) Class A warrant to purchase the Reorganized
Debtor's common stock. The Class A warrant shall allow the warrant holder to purchase one (1) share of common stock of the Reorganized Debtor at a price of $5.00 per share at any time within one (1) year from the Effective Date. Upon the exercise of the Class A warrant, the warrant holder also shall receive one
(1) Class B warrant to purchase the Reorganized Debtor's common stock. The terms of the Class B warrant shall be set by the board of directors of the Reorganized Debtor subsequent to the Effective Date of the Plan.

     This Note is made under, governed by, and to be construed in accordance with, the laws of the State of California. The Company and the Holder hereof hereby submit to the jurisdiction of the Bankruptcy Court, sitting without a jury, to resolve any dispute arising under or related to this Note.


DATED:  _____________                DIGITAL  TECHNOLOGIES,  INC.,
                                  Debtor  and  Debtor  in  Possession


                                  By:_________________________________
                                             Ely  Mandell
                                               President

                                  Attest:



                                  ________________________________
                                  Corporate  Secretary



                                  Registered  Note  No.  _______

              DATA ASSETS TO BE ACQUIRED


WAREHOUSE INVENTORY
-------------------

1MB READERS                             $  532,438.00

2MB READERS                                  9,398.00

READERS WITHOUT CARDS                       44,000.00

REPAIR READERS (NO CARDS)                    2,004.00

LOADERS                                     43,220.00

LOADER CARDS                                 7,480.00

1 MB CARDS                                 175,544.00

COMPUTERS                                      400.00



OFF-SITE INVENTORY
------------------

READERS VARIOUS CARDS, LOCATIONS           359,040.00

1 MEG READERS                                4,002.00

2 MEG READERS                                3,048.00

LOADERS AND CARDS                           30,710.00

DATANET 1MB READERS                         38,280.00

DATANET READERS WITHOUT CARDS               15,675.00

DATANET LOADERS                             16,800.00

DATANET 2MB CARD                            28,467.00

COMPUTERS                                      800.00

CONTRACTS (SEE ATTACHMENT FOR DETAILS)      39,217.00

TOTAL ASSETS:                            1,350,723.00